SUMMARY PROSPECTUS
April 28, 2017 (As Amended August 17, 2017)
MFS® Utilities Series
Initial Class

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated April 28, 2017, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A

Summary of Key Information
Investment Objective
The fund's investment objective is to seek total return.
Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund. Expenses have been adjusted to reflect the exclusion of a one-time reimbursement of expenses by the fund's custodian (or former custodian) for a billing error. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.73%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.78%

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MFS Utilities Series

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$80	$249	$433	$966

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example," affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in securities of issuers in the utilities industry. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).
MFS primarily invests the fund's assets in equity securities, but may also invest in debt instruments, including below investment grade quality debt instruments. Equity securities include common stocks, convertible securities, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.  Debt instruments include corporate bonds and other obligations to repay money borrowed.
MFS may invest the fund's assets in companies of any size.
MFS invests the fund's assets in U.S. and foreign securities, including emerging market securities.
MFS may invest a significant percentage of the fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, and swaps.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Equity Market/Company Risk: Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Utilities Concentration Risk:  The fund's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The price of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Below investment grade quality debt instruments (commonly referred to as "high yield securities" or "junk bonds") can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Emerging Markets Risk:  Investments in emerging markets can involve additional and greater risks than the risks associated with

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MFS Utilities Series

investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.
Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.
Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the countries or regions to which the fund is exposed.
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Derivatives can involve leverage.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time and how the fund's performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.
The fund's past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.
Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2017, was 7.42%. During the period(s) shown in the bar chart, the highest quarterly return was 20.66% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (24.03)% (for the calendar quarter ended September 30, 2008).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2016)

Share Class	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	11.47%	8.00%	6.61%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Standard & Poor's 500 Stock Index	11.96%	14.66%	6.95%
Standard & Poor's 500 Utilities Index	16.29%	10.35%	6.98%

Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
Claud Davis	2014	Investment Officer of MFS
Maura Shaughnessy	1993	Investment Officer of MFS

Effective September 15, 2017, the above chart is restated as follows:
Portfolio Manager	Since	Title
Claud Davis	2014	Investment Officer of MFS
Maura Shaughnessy	1993	Investment Officer of MFS
Scott Walker	September 2017	Investment Officer of MFS

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

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MFS Utilities Series

Taxes
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.
Payments to Financial Intermediaries
The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's Web site, for more information.

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